Exhibit 10.2

EXECUTIVE ENGAGEMENT AGREEMENT

By and between:
Sungame Corp.

-and-

Guy Roberts

Effective Date:    this 24th day of October, 2011

This Executive Engagement Agreement ("Agreement"), is entered into by and between Sungame Corp. ("Sungame Corp. ") and Guy Roberts ("Guy Roberts"), as the Effective Date.

RECITALS:

Whereas,, Sungame Corp.  is desirous of employing Guy Roberts after the Effective Date pursuant to the terms and conditions and for the consideration set forth in this Agreement, and Guy Roberts is desirous of such Engagement offered by the Sungame Corp.  pursuant to such terms and conditions and for such consideration;

Whereas, the latest dated signed employment agreement shall supersede all prior signed employment agreement between the parties;

Whereas, Schedules A, Duties to be Performed, and Schedules B-F, collectively the compensation Option Grants, are hereby incorporated herein by reference;

Whereas, Sungaame Corp. and Guy Roberts hereby agree to the following material terms:

Relationship:	Independent Contractor
Title:	Chief Development Officer
Term	Three Years, full time, non-exclusive
Compensation	Cash: $-0- p.a. Stock: 2,667,000 p.a.
Duties:	Schedule A

         Now Wherefore, for and in consideration of the mutual promises, covenants, and obligations contained herein, Sungame Corp.  and Guy Roberts agree to be lawfully bound to the terms and conditions as follows:

ARTICLE 1: ENGAGEMENT AND DUTIES:

1.1.
Sungame Corp.  agrees to employ Guy Roberts as an INDEPENDENT CONTRACTOR, and Guy Roberts agrees to be an INDEPENDENT CONTRACTOR by Sungame Corp. , beginning as of the Effective Date and continuing until the sooner of THREE YEARS or the date of termination of Guy Roberts’s Engagement pursuant to the provisions of Article 3 (the "Term"), subject to the terms and conditions of this Agreement.

1.2.
Beginning as of the Effective Date, Guy Roberts shall be employed as the CHIEF DEVELOPMENT OFFICER of Sungame Corp., as an INDEPENDENT CONTRACTOR. Guy Roberts agrees to serve an executive in the assigned position or in such other executive capacities as may be requested from time to time by Sungame Corp.  and to perform diligently and to the best of Guy Roberts’s abilities the duties of the position and any duties and services appertaining to such position as reasonably determined by Sungame Corp. , as well as such additional or different duties and services appropriate to such position which Guy Roberts from time to time may be reasonably directed to perform by Sungame Corp. .  The specific duties expected of Guy Roberts are set forth on Schedule “A” annexed hereto and made a part hereof.

1.3.
Guy Roberts shall at all times comply with and be subject to such policies and procedures as Sungame Corp.  may establish from time to time, including, without limitation, the Sungame Corp.  Company Code of Business Conduct (the "Code of Business Conduct").

1.4.
Guy Roberts shall, during the period of Guy Roberts’s Engagement by Sungame Corp. , devote Guy Roberts’s majority of business time, energy, and best efforts to the business and affairs of Sungame Corp. . Sungame Corp.  acknowledges that Guy Roberts is actively involved with the following business and activities: Adversor, Inc.  Guy Roberts may not engage, directly or indirectly, in any other new business, investment, or activity that interferes with Guy Roberts’s performance of Guy Roberts’s duties hereunder, is contrary to the interest of  Sungame Corp.  or any of its  affiliated subsidiaries and  divisions (collectively, the "Sungame Corp.  Entities" or, individually, a "Sungame Corp.  Entity"), or requires any significant portion of Guy Roberts’s business time. The foregoing notwithstanding, the parties recognize and agree that Guy Roberts may engage in passive personal investments and other business activities which do not conflict with the business and affairs of the Sungame Corp.  Entities or interfere with Guy Roberts’s performance of his duties hereunder. Guy Roberts may not serve on the board of directors of any entity other than a Sungame Corp.  Entity during the Term without the “written” approval thereof in accordance with Sungame Corp. 's policies and procedures regarding such service. Guy Roberts shall be permitted to retain any compensation received for service on any unaffiliated corporation's board of directors.

1.5.
Guy Roberts acknowledges and agrees that Guy Roberts owes a fiduciary duty of  loyalty, fidelity and  allegiance  to act at all  times in the best interests of the Sungame Corp.  and the other Sungame Corp.  Entities and to do no act which would, directly or indirectly, injure any such entity's business, interests, or reputation. It is agreed that any direct or indirect interest in, connection with, or benefit from any outside activities, particularly commercial activities, which interest might in any way adversely affect Sungame Corp. , or any Sungame Corp.  Entity, involves a possible conflict of interest. In keeping with Guy Roberts’s fiduciary duties to Sungame Corp. , Guy Roberts agrees that Guy Roberts shall not knowingly become involved in a conflict of interest with Sungame Corp.  or the Sungame Corp.  Entities, or upon discovery thereof, allow such a conflict to continue. Moreover, Guy Roberts shall not engage in any activity that might involve a possible conflict of interest without first obtaining approval in accordance with Sungame Corp.'s policies and procedures.

1.6.
Nothing contained herein shall be construed to preclude the transfer of Guy Roberts’s Engagement to another Sungame Corp.  Entity ("Subsequent Sungame Corp. ") as of, or at any time after, the Effective Date and no such transfer shall be deemed to be a termination of Engagement for purposes of Article 3 hereof; provided, however, that, effective with such transfer, all of Sungame Corp. 's obligations hereunder shall be assumed by and be binding  upon,  and all of Sungame Corp. 's rights hereunder shall be assigned to, such Subsequent Sungame Corp.  and the defined term "Sungame Corp. " as used herein shall thereafter be deemed amended to mean such Subsequent Sungame Corp.  Except as otherwise provided above, all of the terms and conditions of this Agreement, including without limitation, Guy Roberts’s rights and obligations, shall remain in full force and effect following such transfer of Engagement.

ARTICLE 2:  COMPENSATION AND BENEFITS:

2.1.
Guy Roberts’s compensation shall be Zero ($0.00) Dollars per annum for the initial THREE YEARS term.  In the event Guy Roberts’s term is extended beyond said initial THREE YEARS term, Guy Roberts shall be entitled to compensation to be agreed upon between the parties thereafter.  The foregoing notwithstanding, Guy Roberts shall be reimbursed for approved and reasonable expenses.  Guy Roberts’s compensation may be increased from time to time with the approval of the Compensation Committee of Sungame Corp.'s Board of Directors (the "Compensation Committee") or its delegate, as applicable.  Additional compensation in the form of shares of stock shall be paid as follows:

2.2.	Compensatory Table

When	Amount of Shares	Form of Ownership
1 April 2011	3,000,000 common voting shares	Option granted in Schedule B
1 April 2012	2,667,000 common voting shares	Option Granted in Schedule C
1 April 2013	2,667,000 common voting shares	Option Granted in Schedule D
1 April 2014	2,667,000 common voting shares	Option Granted in Schedule E
Upon Severance of this Agreement, if for termination or not, excluding the expiration of this Agreement	2,667,000 common voting shares	Option Granted in Schedule F
*
All Shares must be sold in accordance within the limitations of Rule 144 of the Securities Act and the reporting requirements. Failure to do so grants the Company the right to indefinitely impound compensation shares.

2.3.
Guy Roberts shall also receive a performance based compensation for all deals, projects and assets that he initiates contact with (he must be the primary and exclusive impetus or catalyst for the project, deal, or asset to be brought into negotiation, but he does not need to be the exclusive personnel working on the project, deal, or asset), and the performance compensation shall be 2.5% of the net realized value brought into the Company and shall only be payable upon consummation of the transaction.

2.4.
During the Term, Sungame Corp.  shall pay or reimburse Guy Roberts for all actual, reasonable and customary expenses incurred by Guy Roberts in the course of his Engagement; including, but not limited to, reasonable travel and entertainment expenses, subscriptions and dues associated with Guy Roberts’s membership in professional, business and civic organizations; provided that such expenses are incurred and accounted for in accordance with Sungame Corp.'s applicable policies and procedures.

2.5.
While employed by Sungame Corp. , Guy Roberts shall be allowed to participate, on the same basis generally as other executives of Sungame Corp. , in all general Sungame benefit plans and programs, including improvements or modifications of the same, which on the Effective Date or thereafter are made available by Sungame Corp.  to all or substantially all of Sungame Corp. 's similarly situated executives. Such benefits, plans, and programs may include, without limitation, medical, health, and dental care, life insurance, disability protection, and qualified and non-qualified retirement plans. Except as specifically provided herein, nothing in this Agreement is to be construed or interpreted to increase or alter in any way the rights, participation, coverage, or benefits under such benefit plans or programs than provided to similarly situated executive Guy Roberts’s pursuant to the terms and conditions of such benefit plans and programs. While employed by Sungame Corp. , Guy Roberts shall be eligible to receive awards under any stock-related plan adopted by Sungame Corp. 's Board of Directors, over and above his Stated Compensation; provided, however, that the foregoing shall not be construed as a guarantee with respect to the type, amount or frequency of such awards, if any, such decisions being solely within the discretion of the Compensation Committee or its delegate, as applicable.

2.6.
Sungame Corp.  shall not, by reason of this Article 2, be obligated to institute, maintain, or refrain from changing, amending or discontinuing, any incentive compensation, Guy Roberts benefit or stock or stock option  program or plan, so long as such actions are similarly applicable to all other individuals programs or plans.

2.7.
Sungame Corp.  may withhold from any compensation, benefits, or amounts payable under this Agreement all federal, state, city, or other taxes as may be required pursuant to any law or governmental regulation or ruling.

2.8.	During the period of this Agreement, Sungame warrants to contract with Adversor, Inc. in an amount no less than $120,000 p.a., payable biweekly.

2.9.	Guy Roberts shall indemnify Sungame for 50% of the amount of all costs, fees, and disbursements incurred by Sungame arising from:
2.9.1.	Sudhir;
2.9.2.	The Friedlands;
2.9.3.	All potential liabilities incurred prior to the merger and not disclosed to the prior Freevi personnel in writing.
2.9.4.
Said indemnification shall come upon the mutual agreement of Guy Roberts and Sungame as to the nature and method of the indemnification, as to whether the indemnification will be in cash, securities, and over what time frame it is to be compensated amnd all other matters, concerns, and terms and conditions. Guy Roberts and Sungame shall not unreasonably withhold their agreement and all parties must act in good faith.

2.9.5.	Said indemnification shall first be deducted from any deferred compensation owed to Guy Roberts in cash, and the value remaining shall be deducted from equity securities owed to Guy Roberts.
2.9.5.1.	The value of the securities shall be determined by the average closing price of the prior 30 days preceding the granting of a tranche1.
2.9.5.2.
The value shall be deducted from the securities from the period in which the tranche was granted, except for the initial tranche, which shall be excluded from and immune to any deductions from this indemnification provision.

2.9.5.3.
Indemnification shall be capped at the value of Guy Robert’s securities. Any overage on indemnification2 on any tranche shall accrue to the subsequent tranche. If the accrued indemnification(s) exceed the value of the final securities compensation tranche, the remaining overage shall be forgiven by the Company.

ARTICLE 3: TERMINATION OF ENGAGEMENT AND EFFECTS OF SUCH TERMINATION:

3.1.
Guy Roberts’s Engagement with Sungame Corp.  shall be terminated (i) upon the death of Guy Roberts, (ii) upon Guy Roberts’s Retirement (as defined below), (iii) upon Guy Roberts’s Permanent Disability (as defined below).

3.2.	If Guy Roberts’s Engagement is terminated by reason of any of the following circumstances, Guy Roberts shall not be entitled to receive the benefits set forth in Section 2.7 hereof:

3.2.1.	Death.

3.2.2.
Retirement. "Retirement" shall mean either (a) Guy Roberts’s retirement at or after normal retirement age (either voluntarily or pursuant to Sungame Corp. 's retirement policy) or (b) the voluntary termination of Guy Roberts’s Engagement by Guy Roberts in accordance with Sungame Corp. 's early retirement policy for other than Good Reason (as defined below).

3.2.3.
Permanent Disability. "Permanent Disability" shall mean Guy Roberts’s physical or mental incapacity to perform his usual duties with such condition likely to remain continuously and permanently as determined by the Compensation Committee.

_______________
1 Each tranche refers to the equity securities granted in the Compensatory table [infra]

2 Amount of indemnification exceeding the value of the given tranche.

3.2.4.
Voluntary Termination.  "Voluntary Termination" shall mean a termination of Engagement in the sole discretion and at the election of Guy Roberts for other than Good Reason. "Good  Reason" shall mean (a) a termination of Engagement  by Guy Roberts  because of a material  breach by Sungame Corp.  of any material  provision  of this Agreement which  remains  uncorrected  for thirty (30) days following written notice of such breach by Guy Roberts to Sungame Corp. , provided such termination occurs within sixty (60) days after the expiration of the notice  period or (b) a  termination  of Engagement by Guy Roberts within six (6) months after a material reduction in Guy Roberts’s rank or responsibility with Sungame Corp. .

3.2.5.
Termination for Cause.  Termination of Guy Roberts’s Engagement by Sungame Corp.  for Cause. "Cause" shall mean any of the following: (a) Guy Roberts’s gross negligence, fraudulent or willful misconduct in the performance of the duties and services required of Guy Roberts pursuant to this Agreement, (b) Guy Roberts’s final conviction of a felony or crime of moral turpitude, (c) a material violation of the Code of Business Conduct or (d) Guy Roberts’s material breach of any material provision of this Agreement which remains uncorrected for thirty (30) days following written notice of such breach to Guy Roberts by Sungame Corp. . Determination as to whether or not Cause exists for termination of Guy Roberts’s Engagement will be made by the Compensation Committee (e) Guy Roberts’s willful misrepresentation of his historical work experience and results.

3.3.
In the event Guy Roberts’s Engagement is terminated under any of the foregoing circumstances, all future  compensation to which Guy Roberts is otherwise entitled and all future benefits for which Guy Roberts is eligible shall cease and terminate as of the date of termination, except as specifically provided in this Section 3.3. Guy Roberts,  or his estate in the case of Guy Roberts’s death, shall be entitled to any pro rata base salary through the date of such termination and shall be entitled to any individual bonuses or individual incentive compensation not yet paid  but  payable under Sungame Corp. 's plans for years prior to the year of Guy Roberts’s termination of Engagement,  but shall not be entitled to any bonus or incentive compensation for the year in which he terminates Engagement or any other payments or benefits by or on behalf of Sungame Corp.  except for those which may be payable pursuant to the terms of Sungame Corp. 's Guy Roberts benefit plans, stock, stock option or incentive  plans, or the applicable agreements underlying such plans.

3.4.
. If Guy Roberts’s Engagement is terminated by Guy Roberts for Good Reason or by Sungame Corp.  for any reason other than as set forth in Sections 3.1 or 3.2 above Guy Roberts shall be entitled to the following:

3.4.1.	2,667,000 common voting shares

3.5.
Termination of the Engagement relationship does not terminate those obligations imposed by this Agreement which are continuing obligations, including, without limitation, Guy Roberts’s obligations under Article 4.

3.6.	Termination of this Agreement for good cause shall immediately terminate any fees due under 2.1.
3.7.
Termination of this Agreement for other than Good Cause, shall cause a continuation of compensation under 2.1.2 for a period of three years from the termination of the relationship. Thereafter, no further disbursements shall be due to INDEPENDENT CONTRACTOR.

ARTICLE 4: OWNERSHIP AND PROTECTION OF INTELLECTUAL PROPERTY AND CONFIDENTIAL INFORMATION:

4.1.
All  information,  ideas, concepts, improvements, discoveries, and inventions, whether patentable or not, which are conceived, made, developed or acquired by Guy Roberts, individually or in conjunction with others, during Guy Roberts’s Engagement by Sungame Corp.  or any of its affiliates (whether during business hours or  otherwise and whether on Sungame Corp. 's premises or otherwise) which relate to the business, products or services of Sungame Corp.  or its affiliates (including, without limitation, all such information relating to corporate opportunities, research, financial  and sales  data, pricing and trading terms, evaluations, opinions, interpretations, acquisition  prospects, the identity of customers or their requirements, the identity of key contacts within the customer's organizations or within the organization of acquisition prospects, or marketing and merchandising techniques, prospective names, and marks), and all writings or materials of any type embodying any of such items, shall be the sole and exclusive property of Sungame Corp.  or its affiliates, as the case may be.

4.2.
Guy Roberts acknowledges that the businesses of Sungame Corp.  and its affiliates are highly competitive and  that their strategies, methods, books, records, and documents, their technical information concerning their products, equipment, services, and processes, procurement procedures and pricing techniques, the names of  and other information (such as  credit  and financial data) concerning their customers and business affiliates, all  comprise confidential business information and trade secrets which are valuable, special, and unique assets  which Sungame Corp.  or its affiliates use in their business to obtain a competitive advantage over their competitors.  Guy Roberts further acknowledges that protection of such confidential business information and trade secrets against unauthorized disclosure and use is of critical importance to Sungame Corp.  and its affiliates in maintaining their competitive position. Guy Roberts hereby agrees that Guy Roberts will not, at any time during or after his Engagement by Sungame Corp. , make any unauthorized disclosure of any confidential business information or trade secrets of Sungame Corp.  or its affiliates, or make any use thereof, except in the carrying out of his Engagement responsibilities hereunder. Confidential business information shall not include information in the public domain (but only if the same becomes part of the public domain through a means other than a disclosure prohibited hereunder). The  above notwithstanding, a disclosure shall not be unauthorized if (i) it is required by law or by a court of competent jurisdiction or (ii) it is in connection with any judicial, arbitration, dispute  resolution or other legal proceeding in which Guy Roberts’s legal rights and obligations as an Guy Roberts  or under  this Agreement are at issue; provided, however, that Guy Roberts shall, to the extent  practicable and  lawful in any such events, give prior notice to Sungame Corp.  of his intent to disclose any such confidential business information in such context so as to allow Sungame Corp.  or its affiliates an opportunity (which Guy Roberts will not oppose) to obtain such protective  orders or similar relief with respect thereto as may be deemed appropriate.

4.3.
. All written materials, records, and other documents made by, or coming into the possession of,  Guy Roberts during the period of Guy Roberts’s Engagement by Sungame Corp.  which contain or disclose confidential   business information or trade secrets of Sungame Corp.  or its affiliates shall be and remain the  property  of  Sungame Corp. ,  or its affiliates, as the case may be. Upon termination of Guy Roberts’s Engagement by Sungame Corp. , for any reason, Guy Roberts promptly shall deliver the same, and all copies thereof, to Sungame Corp. .

4.4.	For purposes of this Article 4, "affiliates" shall mean entities in which Sungame Corp. has a 20% or more direct or indirect equity interest.

4.5.
Guy Roberts will not “poach”, solicit, contact or communicate, via verbally or written or any other means, any of Sungame Corp. ’s employees, vendors, clients, or clients Employee introduced into Sungame Corp. , as admittedly done under the work product doctrine,  for a period of one year from the date of termination.

ARTICLE 5: MISCELLANEOUS:

5.1.
Except as otherwise provided in Section 4.4 hereof, for purposes of this Agreement, the terms  "affiliate" or "affiliated" means an entity who directly, or indirectly through one or more intermediaries, controls,  is controlled by, or is under common control with Sungame Corp.  or in which Sungame Corp.  has a 10% or more equity interest, as further defined in the Securities Act, as amended.

5.2.
For purposes of this Agreement, notices and all other communications provided for herein shall be in writing and shall be deemed to have been duly given when received by or tendered to Guy Roberts or Sungame Corp. , as applicable, by pre-paid courier or by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

5.2.1.	If to Sungame Corp. , to

Sungame Corp.
_____________________________________
_____________________________________
_____________________________________

5.2.2.	to the attention of the General Counsel

Marshal Shichtman & Associates, P.C.
1 Old Country Road
Suite 360
Carle Place, New York 11514
Ph:  (516) 741-5222

5.2.3.	If to Guy Roberts, to

Guy Roberts
_____________________________________
_____________________________________
_____________________________________

5.3.
This Agreement shall be governed by and construed and enforced, in all respects in accordance with the law of the State of New York without regard to principles of conflicts of law, unless preempted by federal law, in which case federal law shall govern and venue shall be exclusively found in the State of New York, County of Nassau, or the Eastern District of New York.

5.4.
No failure by either party hereto at any time to give notice of any breach by the other party of, or to require compliance with, any condition or provision of this Agreement shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

5.5.
It is a desire and intent of the parties that the terms, provisions, covenants, and remedies contained  in this Agreement shall be enforceable to the fullest extent permitted by law. If any such term, provision, covenant, or remedy of this Agreement or the application thereof to any person, association, or entity or circumstances shall, to any extent, be construed to be invalid or unenforceable in whole or in part, then such term, provision, covenant, or remedy shall be construed in a manner so as to permit its enforceability under the applicable law to the fullest extent permitted by law. In any case, the remaining provisions of this Agreement or the application thereof to any person, association, or entity or circumstances other than those to which they have been held invalid or unenforceable, shall remain in full force and effect.

5.6.
It is the mutual intention of the parties to have any dispute concerning this Agreement resolved out of court. Accordingly, the parties  agree that any such dispute shall, as the sole and exclusive remedy, be submitted  for resolution through any Sungame Corp.  Dispute Resolution Plan; provided, however, that the  Sungame Corp. , on its own behalf and on behalf of any of the Sungame Corp.  Entities, shall  be entitled to seek a restraining order or injunction in any court of competent jurisdiction to prevent any breach or the continuation of any breach  of the  provisions of  Article 4 and Guy Roberts hereby consents that such restraining order or injunction may be granted without the necessity of the Sungame Corp.  posting any bond. The parties agree that the resolution of any such dispute through any such Plan shall be final and binding.

5.7.
This Agreement shall be binding upon and inure to the benefit of Sungame Corp. , to the extent herein provided, and any other person, association, or entity which may hereafter acquire or succeed to all or substantially all of the business or assets of Sungame Corp.  by any means whether direct or indirect, by purchase, merger, consolidation, or otherwise. Guy Roberts’s rights and obligations under this Agreement are personal and such rights, benefits, and obligations of Guy Roberts shall not be voluntarily or involuntarily assigned, alienated, or transferred, whether by operation of law or otherwise, without the prior written consent of Sungame Corp. , other than  in the case of death or incompetence of Guy Roberts.

5.8.
This Agreement replaces and merges any previous agreements and discussions pertaining to the subject matter covered herein.  This Agreement constitutes the entire agreement of the parties with regard to the terms of Guy Roberts’s Engagement, termination of Engagement and severance benefits, and contains all of the covenants, promises, representations, warranties, and agreements between the parties with respect to such matters. Each party to this Agreement acknowledges that no representation, inducement, promise, or agreement, oral  or written,  has been  made by either party with respect to the foregoing  matters  which  is  not  embodied herein, and that no agreement, statement, or promise relating to the Engagement of Guy Roberts by Sungame Corp.  that is not contained in this Agreement shall be valid or binding. Any modification of this Agreement will be effective only if it is in writing and signed by each party whose rights hereunder are affected thereby, provided that any such modification must be authorized or approved by the Compensation Committee or its delegate, as appropriate.

         IN WITNESS WHEREOF, Sungame Corp. and Guy Roberts have duly executed this Agreement in multiple originals to be effective on the Effective Date.

For the purpose of this Agreement, fax signatures shall be deemed as original.

Sungame Corp.  Ltd.

By:  /s/  Neil Chandran
Name:   Neil Chandran
Title:     President

/s/         Guy Roberts
              Guy Roberts

Schedule A – Duties to Be Performed.

A. B.	Development of intellectual Property; Implementation assistance of the Intellectual Property;
C.	Maintain such duties and assist transition of officer in SMGZ;
D.	Active support of the Sungame operations including hiring/coaching a suitable divisions VP;
E.	Active support of the technical Freevi systems with close interaction with the Technical Director and the Technical Teams;
F.	Member of the Management team, participating in Business Plan, Strategic Plan, Marketing Plan, Technical Plan;
G.	Head of the Quality Assurance of the organization;
H.	Active support of the HR and outsourcing activities in the organization;

Schedule B – Initial Option Grant

Initial Option Grant to Guy Roberts

This Stock Option Grant is ancillary to, and flows from, the Employment Agreement dated _____, September 2011 by and between Sungame Corp., or its successor, and Guy Roberts (“Employment Agreement”) as part of his compensation package. This Option Agreement and the Employment Agreement shall be read in harmony, but the Employment Agreement shall supersede this Option Agreement in all respects, if not reconcilable.

1.
GRANT OF OPTION – a part of the compensation package for services performed according to the terms and conditions contained in the Employment Agreement, a EUROPEAN style option Agreement is hereby granted to Guy Roberts, under the following terms and conditions:

1.1.	AMOUNT OF SHARES – 3,000,000 common voting shares of Sungame Corp.;
1.2.	EXERCISE PRICE – the exercise price shall be $0.001 per share;
1.3.	VESTING – this option shall become vested and exercisable as of 1 April 2011, with immediate effect.
1.3.1.	This Option Agreement shall become immediately exercisable upon the average daily trading volume exceeding 500,000 for the prior 90 days;

2.
TERMINATION AND EXPIRATION - This Option Agreement is contingent upon Guy Robert fulfilling his contractual duties according to the terms and conditions of the Employment Agreement and may be revoked and rescinded by Sungame according to the terms and conditions of the Employment Agreement without notice.

2.1.	Expiration date – this option shall expire four years from the exercisability of this Option.

3.
RIGHTS PRIOR TO EXERCISE OF OPTION – the holder of this Option Agreement shall have no rights, powers, or privileges, under the terms and conditions of this Option Agreement until the Option Agreement is exercised, and such rights shall be limited to the amount of securities exercised.

4.	ASSIGNMENT – this Option Agreement is freely assignable only once vested, and may be assigned in whole or in part.

5.
RECIPIENT’S REPRESENTATIONS REGARDING SECURITIES LAWS – These resultant securities from this Option Agreement are intended to be granted to an affiliate3 of the issuer. All affiliates of issuers must sell-in according to the rules and provisions of Rule 1444.

5.1.
If a non-affiliate of Sungame is assigned this Option Agreement, said party hereby agrees to be lawfully bound by a civil leak-out agreement between the assignee and Sungame, hich shall be no greater sell in during a 90 day period of 1% of the outstanding shares or the average daily trading volume for the preceding four calendar weeks. Any assignee converting securities under this Option Agreement agrees to the leak-in provision by virtue of the conversion of the shares, and furthermore agrees to be unilaterally bound by the entire terms and conditions of this Option Agreement, as if the assignee was the original grantee.

5.2.
All recipient(s) and beneficiary(s) of this Option Agreement stipulate that no selling whatsoever will take place on insider information or any information not made public in a public filing or made available to the public vie posting on Sungame’s website, or released in a press release or in the general media, or similar such public dissemination.

6.	MISCELLANEOUS –
6.1.
Governing Law – This Option Agreement, and Employment Agreement, shall be governed under the laws of the State of New York, venue to be found exclusively in the County of Nassau or the Eastern District.

6.2.
LIQUATED DAMAGES – The grantee or assignee of this Option Agreement stipulate that any damages under this Option Agreement would be painstakingly difficult to assess, and thereby consents to liquidated damages of disgorgement of any proceeds of sale from the contemplated securities, due and owing to Sungame.

6.3.
BREACH – Any party found by a court of competent jurisdiction to be breaching this Option Agreement shall be liablable to the non-breaching party for all costs, including reasonable attorney’s fees, arising from this Option Agreement.

6.4.
FURTHER ASSURANCES –  Each Party agrees to cooperate with each other and their respective officers, employees, attorneys, accountants and other agents, and, generally, do such other acts and things in good faith as may be reasonable or appropriate to timely effectuate the intents and purposes of this Option Agreement and the consummation of the transactions contemplated hereby, including, but not limited to, taking any action to facilitate the filing any document or the taking of any action to assist the other parties hereto in complying with the terms of this Option Agreement.

6.5.	Time is of The Essence – All parties hereto agree that time is of the essence of all provisions in this Option Agreement.
6.6.
Agreement – The parties agree that these are the entire terms of the Option Agreement, and supersedes all other similar agreement, oral or written, dated prior to the Effective Date herein, this agreement may be executed in counter parts when taken together to form one duly executed whole, facsimile signatures shall be taken in lieu of originals, and all parties agree not to circumvent this Option Agreement by doing any act, by itself or through one or more designees, agents, or nominees, which would violate the spirit and intent of this Option Agreement, the conduct of which shall constitute a breach as if the constructively breaching party actually expressly breached this Option Agreement.

_____________

3 As defined by Rule 144 as a part in control or possessing mutual control over the issuer, or a party under control or mutual control of the issuer, or an adult residing in within the same residence of said person(s).

4 Either 1% of the outstanding shares OR the average trading volume for the preceding four calendar weeks, for each 90 day period.

Schedule C –Option Grant: Tranche № 2

Option Grant to Guy Roberts – Tranche № 2

This Stock Option Grant is ancillary to, and flows from, the Employment Agreement dated _____, September 2011 by and between Sungame Corp., or its successor, and Guy Roberts (“Employment Agreement”) as part of his compensation package. This Option Agreement and the Employment Agreement shall be read in harmony, but the Employment Agreement shall supersede this Option Agreement in all respects, if not reconcilable.

1.
GRANT OF OPTION – a part of the compensation package for services performed according to the terms and conditions contained in the Employment Agreement, a EUROPEAN style option Agreement is hereby granted to Guy Roberts, under the following terms and conditions:

1.1.	AMOUNT OF SHARES – 2,667,000 common voting shares of Sungame Corp.;
1.2.	EXERCISE PRICE – the exercise price shall be $0.001 per share;
1.3.	VESTING – this option shall become vested on 1 April 2012, and shall become exercisable two years thereafter.
1.3.1.	This Option Agreement shall become immediately exercisable upon the average daily trading volume exceeding 500,000 for the prior 90 days;

2.
TERMINATION AND EXPIRATION - This Option Agreement is contingent upon Guy Robert fulfilling his contractual duties according to the terms and conditions of the Employment Agreement and may be revoked and rescinded by Sungame according to the terms and conditions of the Employment Agreement without notice.

2.1.	Expiration date – this option shall expire four years from the exercisability of this Option.

3.
RIGHTS PRIOR TO EXERCISE OF OPTION – the holder of this Option Agreement shall have no rights, powers, or privileges, under the terms and conditions of this Option Agreement until the Option Agreement is exercised, and such rights shall be limited to the amount of securities exercised.

4.	ASSIGNMENT – this Option Agreement is freely assignable only once vested, and may be assigned in whole or in part.

5.
RECIPIENT’S REPRESENTATIONS REGARDING SECURITIES LAWS – These resultant securities from this Option Agreement are intended to be granted to an affiliate5 of the issuer. All affiliates of issuers must sell-in according to the rules and provisions of Rule 1446.

5.1.
If a non-affiliate of Sungame is assigned this Option Agreement, said party hereby agrees to be lawfully bound by a civil leak-out agreement between the assignee and Sungame, hich shall be no greater sell in during a 90 day period of 1% of the outstanding shares or the average daily trading volume for the preceding four calendar weeks. Any assignee converting securities under this Option Agreement agrees to the leak-in provision by virtue of the conversion of the shares, and furthermore agrees to be unilaterally bound by the entire terms and conditions of this Option Agreement, as if the assignee was the original grantee.

5.2.
All recipient(s) and beneficiary(s) of this Option Agreement stipulate that no selling whatsoever will take place on insider information or any information not made public in a public filing or made available to the public vie posting on Sungame’s website, or released in a press release or in the general media, or similar such public dissemination.

6.	MISCELLANEOUS –
6.1.
Governing Law – This Option Agreement, and Employment Agreement, shall be governed under the laws of the State of New York, venue to be found exclusively in the County of Nassau or the Eastern District.

6.2.
LIQUATED DAMAGES – The grantee or assignee of this Option Agreement stipulate that any damages under this Option Agreement would be painstakingly difficult to assess, and thereby consents to liquidated damages of disgorgement of any proceeds of sale from the contemplated securities, due and owing to Sungame.

6.3.
BREACH – Any party found by a court of competent jurisdiction to be breaching this Option Agreement shall be liablable to the non-breaching party for all costs, including reasonable attorney’s fees, arising from this Option Agreement.

6.4.
FURTHER ASSURANCES –  Each Party agrees to cooperate with each other and their respective officers, employees, attorneys, accountants and other agents, and, generally, do such other acts and things in good faith as may be reasonable or appropriate to timely effectuate the intents and purposes of this Option Agreement and the consummation of the transactions contemplated hereby, including, but not limited to, taking any action to facilitate the filing any document or the taking of any action to assist the other parties hereto in complying with the terms of this Option Agreement.

6.5.	Time is of The Essence – All parties hereto agree that time is of the essence of all provisions in this Option Agreement.
6.6.
Agreement – The parties agree that these are the entire terms of the Option Agreement, and supersedes all other similar agreement, oral or written, dated prior to the Effective Date herein, this agreement may be executed in counter parts when taken together to form one duly executed whole, facsimile signatures shall be taken in lieu of originals, and all parties agree not to circumvent this Option Agreement by doing any act, by itself or through one or more designees, agents, or nominees, which would violate the spirit and intent of this Option Agreement, the conduct of which shall constitute a breach as if the constructively breaching party actually expressly breached this Option Agreement.

________________

5 As defined by Rule 144 as a part in control or possessing mutual control over the issuer, or a party under control or mutual control of the issuer, or an adult residing in within the same residence of said person(s).

6 Either 1% of the outstanding shares OR the average trading volume for the preceding four calendar weeks, for each 90 day period.

Schedule C –Option Grant: Tranche № 3

Option Grant to Guy Roberts – Tranche № 3

This Stock Option Grant is ancillary to, and flows from, the Employment Agreement dated _____, September 2011 by and between Sungame Corp., or its successor, and Guy Roberts (“Employment Agreement”) as part of his compensation package. This Option Agreement and the Employment Agreement shall be read in harmony, but the Employment Agreement shall supersede this Option Agreement in all respects, if not reconcilable.

1.
GRANT OF OPTION – a part of the compensation package for services performed according to the terms and conditions contained in the Employment Agreement, a EUROPEAN style option Agreement is hereby granted to Guy Roberts, under the following terms and conditions:

1.1.	AMOUNT OF SHARES – 2,667,000 common voting shares of Sungame Corp.;
1.2.	EXERCISE PRICE – the exercise price shall be $0.001 per share;
1.3.	VESTING – this option shall become vested on 1 April 2013, and shall become exercisable two years thereafter.
1.3.1.	This Option Agreement shall become immediately exercisable upon the average daily trading volume exceeding 500,000 for the prior 90 days;

2.
TERMINATION AND EXPIRATION - This Option Agreement is contingent upon Guy Robert fulfilling his contractual duties according to the terms and conditions of the Employment Agreement and may be revoked and rescinded by Sungame according to the terms and conditions of the Employment Agreement without notice.

2.1.	Expiration date – this option shall expire four years from the exercisability of this Option.

3.
RIGHTS PRIOR TO EXERCISE OF OPTION – the holder of this Option Agreement shall have no rights, powers, or privileges, under the terms and conditions of this Option Agreement until the Option Agreement is exercised, and such rights shall be limited to the amount of securities exercised.

4.	ASSIGNMENT – this Option Agreement is freely assignable only once vested, and may be assigned in whole or in part.

5.
RECIPIENT’S REPRESENTATIONS REGARDING SECURITIES LAWS – These resultant securities from this Option Agreement are intended to be granted to an affiliate7 of the issuer. All affiliates of issuers must sell-in according to the rules and provisions of Rule 1448.

5.1.
If a non-affiliate of Sungame is assigned this Option Agreement, said party hereby agrees to be lawfully bound by a civil leak-out agreement between the assignee and Sungame, hich shall be no greater sell in during a 90 day period of 1% of the outstanding shares or the average daily trading volume for the preceding four calendar weeks. Any assignee converting securities under this Option Agreement agrees to the leak-in provision by virtue of the conversion of the shares, and furthermore agrees to be unilaterally bound by the entire terms and conditions of this Option Agreement, as if the assignee was the original grantee.

5.2.
All recipient(s) and beneficiary(s) of this Option Agreement stipulate that no selling whatsoever will take place on insider information or any information not made public in a public filing or made available to the public vie posting on Sungame’s website, or released in a press release or in the general media, or similar such public dissemination.

6.	MISCELLANEOUS –
6.1.
Governing Law – This Option Agreement, and Employment Agreement, shall be governed under the laws of the State of New York, venue to be found exclusively in the County of Nassau or the Eastern District.

6.2.
LIQUATED DAMAGES – The grantee or assignee of this Option Agreement stipulate that any damages under this Option Agreement would be painstakingly difficult to assess, and thereby consents to liquidated damages of disgorgement of any proceeds of sale from the contemplated securities, due and owing to Sungame.

6.3.
BREACH – Any party found by a court of competent jurisdiction to be breaching this Option Agreement shall be liablable to the non-breaching party for all costs, including reasonable attorney’s fees, arising from this Option Agreement.

6.4.
FURTHER ASSURANCES –  Each Party agrees to cooperate with each other and their respective officers, employees, attorneys, accountants and other agents, and, generally, do such other acts and things in good faith as may be reasonable or appropriate to timely effectuate the intents and purposes of this Option Agreement and the consummation of the transactions contemplated hereby, including, but not limited to, taking any action to facilitate the filing any document or the taking of any action to assist the other parties hereto in complying with the terms of this Option Agreement.

6.5.	Time is of The Essence – All parties hereto agree that time is of the essence of all provisions in this Option Agreement.
6.6.
Agreement – The parties agree that these are the entire terms of the Option Agreement, and supersedes all other similar agreement, oral or written, dated prior to the Effective Date herein, this agreement may be executed in counter parts when taken together to form one duly executed whole, facsimile signatures shall be taken in lieu of originals, and all parties agree not to circumvent this Option Agreement by doing any act, by itself or through one or more designees, agents, or nominees, which would violate the spirit and intent of this Option Agreement, the conduct of which shall constitute a breach as if the constructively breaching party actually expressly breached this Option Agreement.

_________________

7 As defined by Rule 144 as a part in control or possessing mutual control over the issuer, or a party under control or mutual control of the issuer, or an adult residing in within the same residence of said person(s).

8 Either 1% of the outstanding shares OR the average trading volume for the preceding four calendar weeks, for each 90 day period.

Schedule C –Option Grant: Tranche № 4

Option Grant to Guy Roberts – Tranche № 4

This Stock Option Grant is ancillary to, and flows from, the Employment Agreement dated _____, September 2011 by and between Sungame Corp., or its successor, and Guy Roberts (“Employment Agreement”) as part of his compensation package. This Option Agreement and the Employment Agreement shall be read in harmony, but the Employment Agreement shall supersede this Option Agreement in all respects, if not reconcilable.

1.
GRANT OF OPTION – a part of the compensation package for services performed according to the terms and conditions contained in the Employment Agreement, a EUROPEAN style option Agreement is hereby granted to Guy Roberts, under the following terms and conditions:

1.1.	AMOUNT OF SHARES – 2,667,000 common voting shares of Sungame Corp.;
1.2.	EXERCISE PRICE – the exercise price shall be $0.001 per share;
1.3.	VESTING – this option shall become vested on 1 April 2014, and shall become exercisable two years thereafter.
1.3.1.	This Option Agreement shall become immediately exercisable upon the average daily trading volume exceeding 500,000 for the prior 90 days;

2.
TERMINATION AND EXPIRATION - This Option Agreement is contingent upon Guy Robert fulfilling his contractual duties according to the terms and conditions of the Employment Agreement and may be revoked and rescinded by Sungame according to the terms and conditions of the Employment Agreement without notice.

2.1.	Expiration date – this option shall expire four years from the exercisability of this Option.

3.
RIGHTS PRIOR TO EXERCISE OF OPTION – the holder of this Option Agreement shall have no rights, powers, or privileges, under the terms and conditions of this Option Agreement until the Option Agreement is exercised, and such rights shall be limited to the amount of securities exercised.

4.	ASSIGNMENT – this Option Agreement is freely assignable only once vested, and may be assigned in whole or in part.

5.
RECIPIENT’S REPRESENTATIONS REGARDING SECURITIES LAWS – These resultant securities from this Option Agreement are intended to be granted to an affiliate9 of the issuer. All affiliates of issuers must sell-in according to the rules and provisions of Rule 14410.

5.1.
If a non-affiliate of Sungame is assigned this Option Agreement, said party hereby agrees to be lawfully bound by a civil leak-out agreement between the assignee and Sungame, hich shall be no greater sell in during a 90 day period of 1% of the outstanding shares or the average daily trading volume for the preceding four calendar weeks. Any assignee converting securities under this Option Agreement agrees to the leak-in provision by virtue of the conversion of the shares, and furthermore agrees to be unilaterally bound by the entire terms and conditions of this Option Agreement, as if the assignee was the original grantee.

5.2.
All recipient(s) and beneficiary(s) of this Option Agreement stipulate that no selling whatsoever will take place on insider information or any information not made public in a public filing or made available to the public vie posting on Sungame’s website, or released in a press release or in the general media, or similar such public dissemination.

6.	MISCELLANEOUS –
6.1.
Governing Law – This Option Agreement, and Employment Agreement, shall be governed under the laws of the State of New York, venue to be found exclusively in the County of Nassau or the Eastern District.

6.2.
LIQUATED DAMAGES – The grantee or assignee of this Option Agreement stipulate that any damages under this Option Agreement would be painstakingly difficult to assess, and thereby consents to liquidated damages of disgorgement of any proceeds of sale from the contemplated securities, due and owing to Sungame.

6.3.
BREACH – Any party found by a court of competent jurisdiction to be breaching this Option Agreement shall be liablable to the non-breaching party for all costs, including reasonable attorney’s fees, arising from this Option Agreement.

6.4.
FURTHER ASSURANCES –  Each Party agrees to cooperate with each other and their respective officers, employees, attorneys, accountants and other agents, and, generally, do such other acts and things in good faith as may be reasonable or appropriate to timely effectuate the intents and purposes of this Option Agreement and the consummation of the transactions contemplated hereby, including, but not limited to, taking any action to facilitate the filing any document or the taking of any action to assist the other parties hereto in complying with the terms of this Option Agreement.

6.5.	Time is of The Essence – All parties hereto agree that time is of the essence of all provisions in this Option Agreement.
6.6.
Agreement – The parties agree that these are the entire terms of the Option Agreement, and supersedes all other similar agreement, oral or written, dated prior to the Effective Date herein, this agreement may be executed in counter parts when taken together to form one duly executed whole, facsimile signatures shall be taken in lieu of originals, and all parties agree not to circumvent this Option Agreement by doing any act, by itself or through one or more designees, agents, or nominees, which would violate the spirit and intent of this Option Agreement, the conduct of which shall constitute a breach as if the constructively breaching party actually expressly breached this Option Agreement.

___________________

9 As defined by Rule 144 as a part in control or possessing mutual control over the issuer, or a party under control or mutual control of the issuer, or an adult residing in within the same residence of said person(s).

10 Either 1% of the outstanding shares OR the average trading volume for the preceding four calendar weeks, for each 90 day period.

Schedule C –Option Grant: Termination Tranche

Option Grant to Guy Roberts – Termination Tranche

This Stock Option Grant is ancillary to, and flows from, the Employment Agreement dated _____, September 2011 by and between Sungame Corp., or its successor, and Guy Roberts (“Employment Agreement”) as part of his compensation package. This Option Agreement and the Employment Agreement shall be read in harmony, but the Employment Agreement shall supersede this Option Agreement in all respects, if not reconcilable.

1.
GRANT OF OPTION – a part of the compensation package for services performed according to the terms and conditions contained in the Employment Agreement, a EUROPEAN style option Agreement is hereby granted to Guy Roberts, under the following terms and conditions:

1.1.	AMOUNT OF SHARES – 2,667,000 common voting shares of Sungame Corp.;
1.2.	EXERCISE PRICE – the exercise price shall be $0.001 per share;
1.3.
VESTING – this option shall become vested upon Severance of the Employment Agreement, if for termination or not, excluding the expiration of the Employment Agreement, and shall become exercisable two years thereafter.

1.3.1.	This Option Agreement shall become immediately exercisable upon the average daily trading volume exceeding 500,000 for the prior 90 days;

2.
TERMINATION AND EXPIRATION - This Option Agreement is contingent upon Guy Robert fulfilling his contractual duties according to the terms and conditions of the Employment Agreement and may be revoked and rescinded by Sungame according to the terms and conditions of the Employment Agreement without notice.

2.1.	Expiration date – this option shall expire four years from the exercisability of this Option.

3.
RIGHTS PRIOR TO EXERCISE OF OPTION – the holder of this Option Agreement shall have no rights, powers, or privileges, under the terms and conditions of this Option Agreement until the Option Agreement is exercised, and such rights shall be limited to the amount of securities exercised.

4.	ASSIGNMENT – this Option Agreement is freely assignable only once vested, and may be assigned in whole or in part.

5.
RECIPIENT’S REPRESENTATIONS REGARDING SECURITIES LAWS – These resultant securities from this Option Agreement are intended to be granted to an affiliate11 of the issuer. All affiliates of issuers must sell-in according to the rules and provisions of Rule 14412.

5.1.
If a non-affiliate of Sungame is assigned this Option Agreement, said party hereby agrees to be lawfully bound by a civil leak-out agreement between the assignee and Sungame, hich shall be no greater sell in during a 90 day period of 1% of the outstanding shares or the average daily trading volume for the preceding four calendar weeks. Any assignee converting securities under this Option Agreement agrees to the leak-in provision by virtue of the conversion of the shares, and furthermore agrees to be unilaterally bound by the entire terms and conditions of this Option Agreement, as if the assignee was the original grantee.

5.2.
All recipient(s) and beneficiary(s) of this Option Agreement stipulate that no selling whatsoever will take place on insider information or any information not made public in a public filing or made available to the public vie posting on Sungame’s website, or released in a press release or in the general media, or similar such public dissemination.

6.	MISCELLANEOUS –
6.1.
Governing Law – This Option Agreement, and Employment Agreement, shall be governed under the laws of the State of New York, venue to be found exclusively in the County of Nassau or the Eastern District.

6.2.
LIQUATED DAMAGES – The grantee or assignee of this Option Agreement stipulate that any damages under this Option Agreement would be painstakingly difficult to assess, and thereby consents to liquidated damages of disgorgement of any proceeds of sale from the contemplated securities, due and owing to Sungame.

6.3.
BREACH – Any party found by a court of competent jurisdiction to be breaching this Option Agreement shall be liablable to the non-breaching party for all costs, including reasonable attorney’s fees, arising from this Option Agreement.

6.4.
FURTHER ASSURANCES –  Each Party agrees to cooperate with each other and their respective officers, employees, attorneys, accountants and other agents, and, generally, do such other acts and things in good faith as may be reasonable or appropriate to timely effectuate the intents and purposes of this Option Agreement and the consummation of the transactions contemplated hereby, including, but not limited to, taking any action to facilitate the filing any document or the taking of any action to assist the other parties hereto in complying with the terms of this Option Agreement.

6.5.	Time is of The Essence – All parties hereto agree that time is of the essence of all provisions in this Option Agreement.
6.6.
Agreement – The parties agree that these are the entire terms of the Option Agreement, and supersedes all other similar agreement, oral or written, dated prior to the Effective Date herein, this agreement may be executed in counter parts when taken together to form one duly executed whole, facsimile signatures shall be taken in lieu of originals, and all parties agree not to circumvent this Option Agreement by doing any act, by itself or through one or more designees, agents, or nominees, which would violate the spirit and intent of this Option Agreement, the conduct of which shall constitute a breach as if the constructively breaching party actually expressly breached this Option Agreement.

___________________

11 As defined by Rule 144 as a part in control or possessing mutual control over the issuer, or a party under control or mutual control of the issuer, or an adult residing in within the same residence of said person(s).

12 Either 1% of the outstanding shares OR the average trading volume for the preceding four calendar weeks, for each 90 day period.